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                                                                    Exhibit 10.3
                                                                  Execution Copy
                                                                  --------------

                             RESTRUCTURING AGREEMENT
                             -----------------------

This RESTRUCTURING AGREEMENT ("Agreement") is executed on this 20/th/ day of September, 2003

BETWEEN

(1) TOM.COM LIMITED ("TOM"), a company incorporated in the Cayman Islands and having its registered address at P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies;

(2) TOM Online Inc. ("TOM Online"), a company incorporated in the Cayman Islands and having its registered address at Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands; and

(3) Rich Wealth Holdings Limited ("Rich Wealth"), a company incorporated in the Cayman Islands and having its registered address at Scotia Centre, 4/th/ Floor, P.O. Box 2804, George Town, Grand Cayman, Cayman Islands.

WHEREAS

(A) Laurstinus Limited ("Laurstinus") is a company incorporated in the British Virgin Islands and as at the date hereof has an authorised share capital of US$50,000 divided into 50,000 shares of US$1.00 each ("Laurstinus Shares"), of which 1 Laurstinus Share has been issued and is fully paid up and is held by TOM.

(B) Lahiji Vale Limited ("Lahiji") is a company incorporated in the British Virgin Islands and as at the date hereof has an authorised share capital of US$50,000 divided into 50,000 shares of US$1.00 each ("Lahiji Shares"), of which 1 Lahiji Share has been issued and is fully paid up and is held by TOM.

(C) Advanced Internet Services Limited ("AIS") is a company incorporated in Hong Kong and as at the date hereof has an authorised share capital of US$100,000 divided into 10,000,000 shares of US$0.01 each ("AIS Shares") and all the 10,000,000 AIS Shares have been issued and are fully paid up. As at the date hereof, 9,999,999 AIS Shares are held by Rich Wealth and 1 AIS Share is held by a nominee on trust for Rich Wealth.

(D) TOM Online is a company incorporated in the Cayman Islands and as at the date hereof has an authorised share capital of US$50,000 divided into 50,000 shares of US$1.00 each ("TOM Online Shares"), of which 1 TOM Online Share has been issued and is fully paid up and is held by TOM.

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(E)  The parties hereto are desirous of undergoing a restructuring exercise in accordance with Clause 2 below ("Restructuring") whereby, inter alia, Laurstinus and Lahiji will be transferred from being the direct wholly-owned subsidiaries of TOM to being the direct wholly-owned subsidiaries of TOM Online, and AIS will be transferred from being a direct wholly-owned subsidiary of Rich Wealth to being a direct wholly-owned subsidiary of TOM Online.

(F) Each of the parties hereto has delivered to the other parties on or before the date hereof a certified copy of its board resolutions authorising such party to enter into this Agreement and to perform the matters contemplated hereto.

NOW IT IS HEREBY AGREED as follows:

1.   RESTRUCTURING
     -------------

1.1 The parties hereto shall take all such actions within their powers to cause the following transactions to be completed on 20/th/ September, 2003 ("Completion Date"):

     (a) (i) TOM shall transfer its entire shareholding in Laurstinus (the "Laurstinus Assignment Share") to TOM Online.

         (ii) The consideration for the assignment of the Laurstinus Assignment Share shall be satisfied by the issue of 1 new TOM Online Share, credited as fully paid, to TOM.

     (b) (i) TOM shall transfer its entire shareholding in Lahiji (the "Lahiji Assignment Share") to TOM Online.

         (ii) The consideration for the assignment of the Lahiji Assignment Share shall be satisfied by the issue of 1 new TOM Online Share, credited as fully paid, to TOM.

     (c) (i) Rich Wealth shall and procure its nominee to transfer the entire shareholding in AIS (the "AIS Assignment Shares") to TOM Online and its nominee.

         (ii) The consideration for the assignment of the AIS Assignment Shares shall be satisfied by the issue of 1 new TOM Online Share, credited as fully paid, to TOM (as nominated by Rich Wealth).

1.2 As consideration for the assignment of the Laurstinus Assignment Share, the Lahiji Assignment Share and the AIS Assignment Shares referred to Clause
     1.1 above, TOM Online will issue and allot on the Completion Date a total of 3 new TOM Online Shares, credited as fully paid, to TOM.

1.3 Save as otherwise set out in this Agreement, ownership and risk in each of the Laurstinus Assignment Share, the Lahiji Assignment Share and the AIS Assignment Shares shall pass to TOM Online with effect from Completion.

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2.   COMPLETION
     ----------

2.1 Completion of the matters described in Clauses 1.1 and 1.2 above ("Completion") shall take place at 11:30 a.m. on the Completion Date at 48/th/ Floor, The Center, 99 Queen's Road Central, Central, Hong Kong when all (and not some only) of the events described in this Clause 2 shall occur.

2.2  At Completion:

     (a)  TOM shall deliver to TOM Online:

          (i) an instrument of transfer duly executed by TOM (including any document, such as necessary waivers of pre-emption rights as may be required to enable TOM Online to be registered as the holder of each of the Laurustinus Assignment Share and the Lahiji Assignment Share) in respect of each of the Laurstinus Assignment Share and the Lahiji Assignment Share in favour of TOM Online; and

          (ii) the original share certificates in respect of the Laurstinus Assignment Share and the Lahiji Assignment Share for cancellation;

     (b)  Rich Wealth shall deliver to TOM Online:

          (i) an instrument of transfer duly executed by each of Rich Wealth and its nominee in respect of the AIS Assignment Shares (including any document, such as necessary waivers of pre-emption rights as may be required to enable TOM Online to be registered as the holder of the AIS Assignment Share) in favour of TOM Online and its nominee, respectively; and

          (ii) the original share certificates in respect of such AIS Assignment Shares for cancellation;

     (c) TOM Online shall issue and allot a total of three (3) new TOM Online Shares to TOM as set out in Clause 1.2 and shall deliver to TOM the original share certificate(s) in respect of the allotment of such new TOM Online Shares;

     (d) a copy of a resolution of the board of directors of TOM Online approving the registration of TOM as the registered owner of the new TOM Online Shares referred to in Clause 1.2; and

     (e) copies of resolutions of each of the board of directors of TOM and Rich Wealth, authorizing the execution of and the performance by TOM or Rich Wealth (as the case may be) of their obligations under this Agreement and the transactions contemplated by it.

3.   FURTHER ASSURANCE
     -----------------

     The parties hereto shall do and execute or procure to be done and executed all such further acts, deeds, things and documents as may be necessary to give effect to the Restructuring and the other terms of this Agreement.

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4.   WARRANTIES
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4.1. TOM hereby warrants and represents to TOM Online that:

     (a) it has power to enter into this Agreement and to fulfil (or procure the fulfillment of) its obligations herein;

     (b) it has and will at Completion have the right to sell and transfer full legal and beneficial ownership in each of the Laurstinus Assignment Share and the Lahiji Assignment Share to TOM Online pursuant to Clause 1.1(a) and (b) free and clear of any lien, pledge, charge or mortgage encumbrance, interest or equity of any person (including any right to acquire, option or right of pre-emption or conversion), assignment, hypothecation, security interest, title retention or any other security agreement or arrangement, any agreement to create any of the above, or any other rights exercisable by third parties whatsoever; and

     (c) as at the date hereof and as at Completion, there is no outstanding indebtedness or liability, including any guarantee or indemnity, owing by Laurstinus or Lahiji to any party whatsoever.

4.2. Rich Wealth hereby warrants and represents to TOM Online that:

     (a) it has power to enter into this Agreement and to fulfil (or procure the fulfillment of) its obligations herein;

     (b) it has and will at Completion have the right to sell and transfer full legal and beneficial ownership in all of the AIS Assignment Shares to TOM Online pursuant to Clause 1.1(c) free and clear of any lien, pledge, charge, mortgage, encumbrance, interest or equity of any person (including any right to acquire, option or right of pre-emption or conversion), assignment, hypothecation, security interest, title retention or any other security agreement or arrangement, any agreement to create any of the above, or any other rights exercisable by third parties whatsoever, and

     (c) as at the date hereof and as at Completion, there is no outstanding indebtedness or liability, including any guarantee or indemnity, owing by AIS to any party whatsoever.

5.   MISCELLANEOUS
     -------------

5.1 TOM Online shall bear all the costs and expenses (including the stamp duty (if any) payable for the transfer to it of the Laurstinus Assignment Share, the Lahiji Assignment Share and the AIS Assignment Shares and all fees and charges incurred by the parties hereto) in connection with the preparation, negotiation and entering into of this Agreement. In the event that Completion does not occur for any reason whatsoever, each party hereto shall pay its own legal costs associated with the negotiation and entering into of this Agreement.

5.2 Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant party at its address or fax

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     number set out below (or such other address or fax number as the addressee has by five (5) days' prior written notice specified to the other parties):

     To TOM:           TOM.COM LIMITED
                       48/th/ Floor, The Center
                       99 Queen's Road Central
                       Central
                       Hong Kong
                       Fax number: 2189 7446
                       Attention: The Company Secretary

     To TOM Online:    TOM Online Inc.
                       48/th/ Floor, The Center
                       99 Queen's Road Central
                       Central
                       Hong Kong
                       Fax number: 2189 7446
                       Attention: The Company Secretary

     To Rich Wealth:   Rich Wealth Holdings Limited
                       48/th/ Floor, The Center
                       99 Queen's Road Central
                       Central
                       Hong Kong
                       Fax number: 2189 7446
                       Attention: The Company Secretary

     Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address: and (b) if given or made by fax, when dispatched.

5.3 No failure or delay by the parties hereto in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by any party to the Agreement of any breach by the other party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

5.4 This Agreement shall not be assignable without prior written consent of all the parties hereto.

5.5 This Agreement (together with any documents referred to herein) constitutes the whole agreement between the parties hereto and it is expressly declared that no variations hereof shall be effective unless made in writing.

5.6 This Agreement may be signed in any number of counterparts, all of which taken together shall constitute one and the same document.

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6.   GOVERNING LAW AND JURISDICTION
     ------------------------------

     This Agreement shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region and the parties hereto irrevocably submit to the non-exclusive jurisdiction of the Hong Kong courts.

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IN WITNESS whereof this Agreement is executed by the parties on the day and year first above written.

SIGNED by                       )
for and on behalf of            )
TOM.COM LIMITED                 )
in the presence of:-            )

SIGNED by                       )
for and on behalf of            )
TOM ONLINE INC.                 )
in the presence of:-            )

SIGNED by                       )
for and on behalf of            )
RICH WEALTH HOLDINGS LIMITED    )
in the presence of:-            )

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